Exhibit 21.1
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Title Company of Mobile, Inc.	Alabama

McKinley Title and Trust, Inc.	Alaska
Stewart Title of Alaska, Inc.	Alaska
United Title Guaranty Agency LLC	Alaska

Arkansas Title Insurance Co.	Arkansas
Bromstad Abstract	Arkansas
Landata Inc. of Arkansas	Arkansas
McDonald Abstract and Title Co.	Arkansas
Rainey Land Title Services Inc.	Arkansas
Roy Pugh Abstract	Arkansas
Stewart Title of Arkansas	Arkansas
T. O. Tucker Abstract Company	Arkansas
Ultima	Arkansas

Citizens Title & Trust	Arizona
Citizens Title Agency of Arizona LLC	Arizona
Southern Arizona Title & Insurance Agency	Arizona
Stewart National Title Services	Arizona
Stewart Title & Trust of Phoenix, Inc.	Arizona
Stewart Title & Trust of Tucson	Arizona

Affiliated Escrow, Inc.	California
API Properties Corporation	California
Asset Preservation, Inc.	California
Bay Area Title	California
California Land Title of Marin	California
Celebrity Escrow Corporation	California
Consolidated Title Services	California
Cuesta Title	California
GPMD, Inc.	California
Granite Bay Holding Corporation	California
Granite Properties, Inc.	California
Integrated Escrow, Inc.	California
Intercity	California
Landata Geo Services	California
Landata, Inc. of Los Angeles	California
Lenders Service Division of Stewart Title of California	California
North Bay Title Company	California
Quantum Leap Realty Technologies, Inc.	California
Santa Cruz Title Company	California
Stewart Insurance and Financial Services, LLC	California
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Office Solutions, Inc.	California
Stewart Online Mortgage Documents	California
Stewart ReSource	California
Stewart Title of California, Inc.	California
Stewart Transaction Solutions Northwest	California
Stewart Valuations	California
Terra Vista Escrow, LLC	California
WTI Properties, Inc.	California

5280 Title Services, LLC	Colorado
Advanced Title, LLC	Colorado
All State Title, LLC	Colorado
Amber Title LLC	Colorado
American Title LLC	Colorado
Blue Stone Title, LLC	Colorado
Cornell Title, LLC	Colorado
DTC Title, LLC	Colorado
Empressa Primer Latino, LLC	Colorado
First Nationwide Title, LLC	Colorado
FMC Title, LLC	Colorado
Primer Latino Titulo, LLC	Colorado
Stewart Loan Services	Colorado
Stewart Title of Colorado, Inc.	Colorado
Stewart Water Information	Colorado

Stewart Title of Delaware	Delaware

Aaction Title Agency, Inc.	Florida
Accountable Title Services, LLC	Florida
Acquire Corporation	Florida
Acquire Land Title PC II	Florida
Acquire Title, Inc.	Florida
Advance Homestead Title, Inc.	Florida
Advanced Title Holding LLC	Florida
Allied Title Insurance, Inc.	Florida
B & L Title Services, LLC	Florida
Bay Title Services, Inc.	Florida
Burnt Store Title Services	Florida
Buyers and Sellers Pro Title Company LLC	Florida
Century Title of Ormond Beach, LLC	Florida
Closing Pros	Florida
Complete Title of Cape Coral, LLC	Florida
CPS Title, LLC	Florida
Diversified Title LLC	Florida
Dolphin Land Title, Inc.	Florida
Executive Title	Florida
Florida Affordable Title Services LLC	Florida
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Florida Paradise Title	Florida
Global Title Security LLC	Florida
Gulf Coast Title, LLC	Florida
Key America Title Corporation	Florida
La Compania Hispaña de Stewart	Florida
Lee Island Title, LLC	Florida
Manatee-Pinellas Title Company	Florida
Midwest Title Guarantee Co. of Florida, LLC	Florida
MLS Title, LLC	Florida
MTH Title of Florida, LLC	Florida
New Century Title of Orlando	Florida
New Century Title of Sarasota, LLC	Florida
New Century Title Services, LLC	Florida
Pace Title Company, LLC	Florida
Palm Title of SW Florida. LLC	Florida
Park View Title	Florida
Pasadena Title Company, LLC	Florida
Pine Island Title Insurance Agency, Inc.	Florida
Premier Title Affiliates	Florida
Secure Close Title Company LLC	Florida
SouthLake Title Services	Florida
Southern Premier Title Company	Florida
Southland Acquire Land Title II	Florida
Southland Acquire Land Title, LLC	Florida
ST FLA Acquisition Co.	Florida
Stewart Acquire Land Title, Inc.	Florida
Stewart Acquire Land Title LLP	Florida
Stewart Acquire Land Title, PCB	Florida
Stewart Approved Title, Inc.	Florida
Stewart Insurance Services, Inc.	Florida
Stewart Management Services	Florida
Stewart Premier Title Company, LLC	Florida
Stewart Properties of Tampa, Inc.	Florida
Stewart River City Title, Inc.	Florida
Stewart Title Co. of Clearwater, Inc.	Florida
Stewart Title Company of Sarasota, Inc.	Florida
Stewart Title Guaranty of Jacksonville	Florida
Stewart Title of Four Corners	Florida
Stewart Title of Martin County, Inc.	Florida
Stewart Title of NW Florida, Inc.	Florida
Stewart Title of Orange County	Florida
Stewart Title of Pinellas, Inc.	Florida
Stewart Title of Polk County, Inc.	Florida
Stewart Title of Tallahassee, Inc.	Florida
Stewart Title of Tampa	Florida
Stewart Title Panhandle, LLC	Florida
Stewart Title Space Coast Inc.	Florida
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Title Today, LLC	Florida
SureClose of Florida, Inc.	Florida
Title First, Inc.	Florida
United Southern Title	Florida

Stewart Title of Boise, Inc.	Idaho
Stewart Title of Canyon County	Idaho
Stewart Title of Coeur d’Alene, Inc.	Idaho

Effingham Title Company	Illinois
Landata, Inc. of Illinois	Illinois
Leadership Zone	Illinois
Stewart Title Company of Illinois	Illinois

Stewart Title of Elkhart County Inc.	Indiana
Stewart Title Services of Indiana, Inc.	Indiana
Stewart Title Services of NW Indiana, LLC	Indiana
Title Search Services, LLC	Indiana

Stewart Title of the Midwest	Kansas

Genesis One Title Services, LLC	Kentucky
Kemp Title Agency, LLC	Kentucky
Land Title Group, LLC	Kentucky

Stewart Title of Louisiana	Louisiana

Preferred Title, LLC	Maine

Affordable Title Services, LL	Maryland
Cambridge Landata, Incorporated	Maryland
Smart Choice Settlements of Maryland, Inc.	Maryland
Stewart Global Title Services LLC	Maryland
Stewart Title Group, LLC	Maryland
Stewart Title of Maryland, Inc.	Maryland

Choice Title LLC	Michigan
Stewart Title of Detroit, Inc.	Michigan
Title Giant	Michigan

Advantage Title LLC	Minnesota
Stewart Title Company of Minnesota	Minnesota
STM Holding, Inc.	Minnesota

Bay Title of Mississippi, LLC	Mississippi
Stewart Title Company of Mississippi	Mississippi
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

CBKC Title and Escrow, LLC	Missouri
CBKC Title Holdings, LLC	Missouri
Heart of America Title and Escrow, LLC	Missouri
Lenders Title, LP	Missouri
Lenders Title Management, LLC	Missouri
Lenders Title of Kansas City, LP	Missouri
Lenders Title of Kansas City Management LLC	Missouri
Metropolitan Title and Escrow LLC	Missouri
Metropolitan Title Holding Company, LLC	Missouri
Stewart Title, Inc.	Missouri
Stewart Title — North Holdings, LLC	Missouri
Stewart Title — North Title & Escrow, LLC	Missouri
SureClose of Kansas City	Missouri

Stewart Title of Billings	Montana
Stewart Title of Bozeman, LLC	Montana
Stewart Title of Great Falls, LLC	Montana
Stewart Title of Montana LLC	Montana

Douglas County Title Co. Inc.	Nevada
Stewart Title of Carson City	Nevada
Stewart Title of Fallon	Nevada
Stewart Title of Nevada	Nevada
Stewart Title of NE Nevada, Inc.	Nevada
Stewart Title of Northern Nevada	Nevada

Accredited Title, Inc.	New Hampshire
Classic Title, LLC	New Hampshire
Diversified Closing Services, Inc.	New Hampshire
East Coast Title, LLC	New Hampshire
First Principle Title Service, LLC	New Hampshire
Granite Settlement Services, LLC	New Hampshire
Greater Portland Title LLC	New Hampshire
Hubbard & Quinn Title and Closing Service, LLC	New Hampshire
Integrity Title, LLC	New Hampshire
Opus Title, LLC	New Hampshire
Preferred Title, LLC	New Hampshire
Professional Title Agency, LLC	New Hampshire
Stewart Title of Northern New England	New Hampshire

Fieldstone Title Agency	New Jersey
Jersey Stewart Title	New Jersey
Parsippany-Stewart Title Agency, LLC	New Jersey
Stewart-Princeton Abstract Co.	New Jersey
Stewart Title of Central Jersey	New Jersey
TRCB Title Agency LLC	New Jersey
Your Town Title Agency	New Jersey
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Central Title, LLC	New Mexico
Santa Fe Abstract Limited	New Mexico
Stewart Title Limited	New Mexico
Stewart Title of Valencia, Inc.	New Mexico

Monroe — Genesee Country Title Agency, LLC	New York
Monroe — Gorman Title Agency, LLC	New York
Monroe — Madison Agency, LLC	New York
Monroe — Tompkins-Watkins Title Agency, LLC	New York
Monroe Title Insurance Corporation	New York
Stewart Title Insurance Company	New York
Title Associates Inc.	New York

Stewart Title of North Carolina, Inc.	North Carolina
Stewart Title of Piedmont, Inc.	North Carolina
Stewart Title of the Carolinas, LLC	North Carolina
Union Commerce Title LLC	North Carolina

Red River Title Services	North Dakota

Ace Title Agency, LLC	Ohio
Advanced Land Title of Lexington, LLC	Ohio
Agency Title, Ltd.	Ohio
Agents and Builders Title Agency LLC	Ohio
Developers’ Title and Closing Services LLC	Ohio
Hearthstone Title Agency LLC	Ohio
KH Title LLC	Ohio
Logan Title Agency, LLC	Ohio
Merit Title Agency	Ohio
National Land Title Insurance Company	Ohio
Presidential Title Agency	Ohio
Public Title	Ohio
RCS Title Agency, LLC	Ohio
Real Estate Title Services, LLC	Ohio
SSC Title Agency, LLC	Ohio
Stewart Agency Support Services, LLC	Ohio
Stewart Fine Homes Title Agency LLC	Ohio
Stewart Home Builders Title Insurance Agency LLC	Ohio
Stewart Home First Title Agency LLC	Ohio
Stewart Insurance and Financial Services, LLC	Ohio
Stewart Insurance Group Ltd.	Ohio
Stewart-JSDI Title Agency	Ohio
Stewart New Home Title	Ohio
Stewart Residential Title Agency, LLC	Ohio
Stewart Service Center, LLC	Ohio
Stewart Title Advanced Land Title, Ltd.	Ohio
Stewart Title Affiliates Agency	Ohio
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Stoneridge Title	Ohio
Stewart Title Agency of Columbus, Ltd.	Ohio
Stewart Title Agency of East Central Ohio, Inc.	Ohio
Stewart Title Agency of Licking County, LLC	Ohio
Stewart Title Agency of New Albany, LLC	Ohio
Stewart Title Agency of Ohio, Inc.	Ohio
Stewart Tradition Title Agency, LLC	Ohio
STMI Title Agency, LLC	Ohio
Title Resource, LLC	Ohio
Vanguard Title Agency of Ohio, LLC	Ohio

Carter County Abstract Company, Inc.	Oklahoma
Stewart Abstract & Title of Oklahoma	Oklahoma
Stewart Business Information	Oklahoma

Abstract and Title Company	Oregon
Stewart Title Insurance Company of Oregon	Oregon
Stewart Title of Oregon, Inc.	Oregon

Americlose, LLC	Pennsylvania

Stewart Title — Rhode Island, Inc.	Rhode Island

Yankton Title Company, Inc.	South Dakota

Acceptance Title	Tennessee
Elite Title, LLC	Tennessee
First Data	Tennessee
Hickory Hollow Title LLC	Tennessee
Home Closing Title LLC	Tennessee
Legal Title and Escrow, Inc.	Tennessee
Montgomery Title LLC	Tennessee
National Land Title Services of TN	Tennessee
Performance Title, Inc.	Tennessee
Professional Title LLC	Tennessee
Realty Center Title LLC	Tennessee
Stewart Title of Tennessee, Inc.	Tennessee
Summit Land Title, LLC	Tennessee
Sykes Title	Tennessee
Titan Land Title, LLC	Tennessee
Title Connection, LLC	Tennessee
TN Home Builders	Tennessee
United Title	Tennessee
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Advance Title Company	Texas
Chadco	Texas
DH Title Company, LLC	Texas
Dominion Title LLC (Houston)	Texas
Dominion Title of Dallas	Texas
East-West, Inc.	Texas
Electronic Closing Services, Inc.	Texas
Fulghum, Inc.	Texas
GC Acquisition, Inc.	Texas
GESS Investments LP	Texas
GESS Management LLC	Texas
Gracy Title Company	Texas
HMH Title LLC	Texas
IH Title Company LLC	Texas
Landata Group, Inc.	Texas
Landata Site Services	Texas
Landata Technologies	Texas
Medina County Abstract Company, Inc.	Texas
Millennium Title of Houston, Inc.	Texas
Millennium Title of North Texas	Texas
MTH Title Co.	Texas
National Order Center	Texas
NETC Title Company, LLC	Texas
New Century	Texas
Ortem Investments, Inc.	Texas
Powers Title, LLC	Texas
Premier Title, L.C.	Texas
Premier Title of Dallas	Texas
Primero, Inc.	Texas
Priority Title (Dallas)	Texas
Priority Title (Houston)	Texas
Professional Real Estate Tax Service, LLC	Texas
Professional Real Estate Tax Service North Texas	Texas
PropertyInfo Corporation, Inc.	Texas
Prosperity Title Company	Texas
REIData, Inc.	Texas
S&S Title LLC	Texas
Southland Information, Inc.	Texas
STC-STT, LLC	Texas
Stewart Border Title	Texas
Stewart-Corpus Christi	Texas
Stewart Default Solutions, Inc.	Texas
Stewart Financial Services	Texas
Stewart Geo Technologies	Texas
Stewart Information International, Inc.	Texas
Stewart Investment Services Co.	Texas
Stewart Management Information, Inc.	Texas
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Mortgage Information Company	Texas
Stewart Priority Resources	Texas
Stewart RBI, Inc.	Texas
Stewart REI Group, Inc.	Texas
Stewart Solutions, LLC	Texas
Stewart Title Austin, Inc.	Texas
Stewart Title Company	Texas
Stewart Title Company of Rockport, Inc.	Texas
Stewart Title Guaranty Company	Texas
Stewart Title of Cameron County, Inc.	Texas
Stewart Title of Eagle Pass	Texas
Stewart Title of Lubbock, Inc.	Texas
Stewart Title of Midland, LLC	Texas
Stewart Title of North Texas, Inc.	Texas
Stewart Title of Texarkana	Texas
Stewart Title of Wichita Falls	Texas
Stewart Transaction Solutions	Texas
Stewart Transfer Services	Texas
Stewart — UAM	Texas
Strategic Title Company, LLC	Texas
Title, Inc.	Texas
WRH Title Company	Texas

Cornerstone Exchange	Utah
Cornerstone Title Services, Inc.	Utah
Stewart Land Group	Utah

Automated Title Solutions, LLC	Virginia
Cedar Run Title & Abstract	Virginia
Kanawha Land Title Services	Virginia
Land Title Insurance	Virginia
Land Title Research, Inc.	Virginia
Lynnhaven Title Agency, LLC	Virginia
Signature & Stewart Settlements, L.C.	Virginia
Smart Choice of Hampton Roads	Virginia
Smart Choice Settlements, L.C.	Virginia
Stewart Title & Settlement Services	Virginia
Stewart Title and Escrow — High Point	Virginia
Stewart Title & Escrow, Inc.	Virginia
Stewart Title of Mountain View, LLC	Virginia
Stewart Title of Shenandoah Valley, L.C.	Virginia
Virginia Oaks, LLC	Virginia

Charter Title Insurance Company	Washington
Security Building	Washington
Security Title	Washington
Stewart Title of Bellingham	Washington
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Title of Island County LLC	Washington
Stewart Title of Snohomish County, Inc.	Washington
Stewart Title of Spokane	Washington
Stewart Title of Tacoma, Inc.	Washington
Stewart Title of the Tri-Cities, LLC	Washington
Stewart Title of Washington	Washington
Stewart Title of Western Washington	Washington
Whitman County Title	Washington

Competition Title LLC	Wisconsin
Courtesy Title LLC	Wisconsin
Franklin Title, LLC	Wisconsin
Homeowners Closing Services	Wisconsin
Mi Casa Title & Closing Services	Wisconsin
Stewart Title of Wisconsin	Wisconsin
Title One Land Title Services LLC	Wisconsin
Title One Menomonie LLC	Wisconsin

INTERNATIONAL

Landata Inc. of Belize	Belize
Lawyers Mortgage Network Inc.	Canada
San Juan Abstract Company	Puerto Rico
Stewart International Gayrimenkul Bilgi Sistemleri ve Yatirim A.S.	Turkey
Stewart International Informacije d. o. o.	Slovenia
Stewart International Sp. Z o.o.	Poland
Stewart International s.r.o.	Czech Republic
Stewart International s.r.o.	Slovakia
Stewart Korea, Ltd.	Korea
Stewart Romania S.R.L.	Romania
Stewart Title Guaranty de Mexico, ABC	Mexico
Stewart Title Limited	United Kingdom